SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported)
June 30, 2003

Collegiate Funding of Delaware, L.L.C.
(Exact name of registrant as specified in charter)

Sponsor of:

Collegiate Funding Services Education Loan Trust 2003-A

Delaware (State or other jurisdiction of incorporation)	333-102258 (Commission File Number)	13-1812121 (IRS Employer Identification No.)

100 Riverside Parkway, Suite 125, Fredericksburg, Virginia   22406
     (Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code (540) 374-1600

Not Applicable
(Former name or former address, if changed since last report.)

Item 5. Other Events

See the monthly statement attached as Exhibit 20.1 hereto distributed to holders of Collegiate Funding Services Education Loan Trust 2003-A, Student Loan Asset Backed Notes, Series 2003-A.

See the quarterly statement attached as Exhibit 30.1 reflecting the results of the Trust through the first collection period. The cutoff date for the collection period was May 31, 2003 and the distribution date was June 30, 2003. This report will also be available on our website at www.cfsloans.com.

Item 7. Financial Statements and Exhibits

(c) Exhibits furnished in accordance with Items 601(a) of Regulation S-K

Exhibit No.

20.1 Monthly statement distributed to holders of Collegiate Funding Services Education Loan Trust 2003-A, Student Loan Asset Backed Notes, Series 2003-A.

20.2 Quarterly statement distributed to holders of Collegiate Funding Services Education Loan Trust 2003-A, Student Loan Asset backed Notes, Series 2003-A.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COLLEGIATE FUNDING OF DELAWARE, L.L.C.

Date: July 14, 2003	By: /s/ Kevin A. Landgraver Name: Kevin A. Landgraver Title: Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

20.1	Monthly statement distributed to holders of Collegiate Funding Services Education Loan Trust 2003-A, Student Loan Asset Backed Notes, Series 2003-A

20.2	Quarterly statement distributed to holders of Collegiate Funding Services Education Loan Trust 2003-A, Student Loan Asset Backed Notes, Series 2003-A